UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

COVIDIEN LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518045
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

011-33259
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The unaudited quarterly financial information referred to therein is furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01             REGULATION FD DISCLOSURE

The unaudited quarterly financial information furnished with this report and incorporated by reference includes the unaudited quarterly combined statements of income for the Healthcare Businesses of Tyco International Ltd. (“Healthcare Businesses”) and the unaudited quarterly segment results for the Healthcare Businesses for each of the four fiscal quarters for the fiscal year ended September 29, 2006 and for each of the first two fiscal quarters for the fiscal year ending September 28, 2007.

This information should be read in conjunction with the combined financial statements and accompanying notes of the Healthcare Businesses included in the Information Statement of Covidien Ltd. (“Covidien”) dated June 8, 2007, which is Exhibit 99.1 to the Current Report on Form 8-K of Covidien filed with the Securities and Exchange Commission on June 8, 2007.  The unaudited quarterly financial information has been prepared on the same basis as the audited combined financial statements and, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth therein.  This information may not reflect the results of operations that would have resulted had Covidien been operating as an independent, publicly-traded company during such periods.  In addition, it is not necessarily indicative of Covidien’s future results of operations.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit
No.	Description
99.1

Combined Statements of Income for the Healthcare Businesses of Tyco International Ltd. for the six months ended March 30, 2007 and for the quarterly periods ended March 30, 2007 and December 29, 2006 (Unaudited)

99.2

Combined Statements of Income for the Healthcare Businesses of Tyco International Ltd. for the fiscal year ended September 29, 2006 and the quarters ended September 29, 2006, June 30, 2006, March 31, 2006 and December 30, 2005 (Unaudited)

99.3

Segment Sales Information for the Healthcare Businesses of Tyco International Ltd. for the six months ended March 30, 2007 and for the quarterly periods ended March 30, 2007 and December 29, 2006 (Unaudited)

99.4

Segment Sales Information for the Healthcare Businesses of Tyco International Ltd. for the fiscal year ended September 29, 2006 and for the quarterly periods ended September 29, 2006, June 30, 2006, March 31, 2006, and December 30, 2005 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covidien Ltd.
(Registrant)

	By:	/s/ CHARLES J. DOCKENDORFF
Charles J. Dockendorff
Executive Vice President and Chief Financial Officer

Date: June 15, 2007